SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



             Date of Report (Date of earliest event reported):

                              December 5, 1996


                           TAMPA ELECTRIC COMPANY
           (Exact name of registrant as specified in its charter)




          FLORIDA                       1-5007              59-0475140
(State or other jurisdiction       (Commission file       (IRS Employer
     of incorporation)                  Number)         Identification No.)



702 North Franklin Street, Tampa Florida                 33602
(Address of principal executive offices)               (Zip code)

Registrant's telephone number, including area code: (813) 228-4111




















                                Page 1





Item 5.   Other Events

     See  the  Press Release dated Dec. 5, 1996, filed as Exhibit
99.1 and incorporated herein by reference, announcing approval by the shareholders of Lykes Energy, Inc. of the previously announced merger of Lykes Energy with TECO Energy, Inc., parent of Tampa Electric Company.














































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Item 7.   Financial Statements and Exhibits

          (C)  Exhibits

               99.1 Press Release dated Dec. 5, 1996.
















































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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:    Dec. 5, 1996             Tampa Electric Company




                                   By:/s/ W. L. Griffin
                                        W. L. Griffin
                                   Vice President - Conroller
                                 (Principal Accounting Officer)

































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                        INDEX TO EXHIBITS


Exhibit No.    Description of Exhibits                   Page No.

     99.1      Press Release dated Dec. 5, 1996              6















































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